UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Greenway Plaza, Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 4, 2026, Camber Energy, Inc. (“Camber”) issued a press release regarding the events described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On March 4, 2026, Camber announced, through its indirect majority-owned subsidiary, Viking Protection Systems, LLC (“Viking”), it successfully completed live transmission-line validation testing of its patented Broken Conductor Protection Technology (“BCPT”) on a 138 kV transmission line approximately 63 miles in length operated by a U.S. electric utility.

The validation test was conducted on February 27, 2026 and involved simulation of single-phase open-conductor conditions on an energized transmission line. The utility simulated an open-conductor condition at both ends of the line. In each instance, BCPT — implemented within SEL-411L transmission protection relays — detected the simulated open-conductor condition and asserted the programmed trip equation in less than one second at both ends of the line. The trip logic and all associated intermediate protection elements operated as designed, as confirmed by relay sequence-of-events records and oscillography.  The validation was conducted under live system loading conditions.

Additional simulations on an adjacent transmission line were performed to evaluate operational security. BCPT did not falsely operate during these tests, demonstrating both dependable detection and secure performance under live transmission conditions.

On or about March 2, 2026, Robert Stuart, P.Eng. co-inventor of the BCPT, issued a report (the “Validation Report”) summarizing the scope, purpose and results of the test.

The foregoing description of the Validation Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Validation Report, a redacted version of which (redacted to remove the name of the utility company that assisted with performing the test(s) and the name and location of the transmission lines on which the tests were performed) is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 4, 2026.
99.2	Validation Report dated March 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: March 4, 2026	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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